_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 18, 1997


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of February 25, 1997, providing for the issuance of the CWABS, INC., Countrywide Home Equity Loan Trust 1997-A, Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A).


                           CWABS, INC.
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


          Delaware               333-11095          95-4596514
____________________________   ____________     _________________
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ________________________                     __________
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 584-2212
                                                   _____ ________

_________________________________________________________________


Item 5.        Other Events.
____           ____________

Filing of Certain Materials
___________________________

               Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a preliminary prospectus and preliminary prospectus supplement with the Securities and Exchange Commission (the
"Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A.

Incorporation of Certain Documents by Reference
_______________________________________________

               Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), the Company will incorporate by reference the financial statements of Financial Security Assurance Inc., into the Company's registration statement (File No. 333-11095). The financial statements will be referred to in the preliminary prospectus supplement relating to the Company's
Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such preliminary prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
____     _________________________________________

         Information and Exhibits.
         ________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Consent of Coopers & Lybrand.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWABS, INC.



                              By: /s/ David Walker

                                  _________________________________
                                  David Walker
                                  Vice President



Dated:  February 18, 1997

                                Exhibit Index
                                _____________




Exhibit                                                              Page
_______                                                              ____

99.1      Consent of Coopers & Lybrand                                 6